SUPPLEMENT DATED JULY 14, 2017
TO PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2017
TRANSAMERICA JOURNEYSM NY
Issued through
TFLIC Series Life Account
 by
Transamerica Financial Life Insurance Company
Home Office:
440 Mamaroneck Avenue
Harrison, New York 10528-2418

TRANSAMERICA JOURNEYSM NY closes to new sales on July 14, 2017. Applications dated after July 14, 2017 will not be accepted and processed.  The closing likely will reduce the amount of new premium invested in the separate account’s underlying funds; which in turn over time, may put upward pressure on the expense ratios of these underlying funds.